INTANGIBLE ASSETS (Detail) - Schedule of Finite-Lived Intangible Assets (USD $)	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Less: accumulated amortization	$ (134,467)	$ (97,737)	$ (72,587)
Net	1,220,310	724,465	471,812
Land Use Right [Member]
Intangible assets	1,104,777	572,202	544,399
Customer Relationships [Member]
Intangible assets	50,000	50,000	0
Trademarks [Member]
Intangible assets	$ 200,000	$ 200,000	$ 0